ARTICLES OF MERGER
                                       OF
                              WTAA ENTERPRISES, INC
                             (A FLORIDA CORPORATION)

                                       AND

                                  TEMPUS, INC.
                             (A WYOMING CORPORATION)

     The Undersigned, being, and the President of WTAA International, Inc. a Florida corporation, hereby certify as follows:

1. A merger has been approved by the boards of directors of WTAA International, Inc. a Florida corporation audits, wholly owned subsidiary, Tempus, Inc. a Wyoming corporation, by resolution dated May 13, 2000, a copy of which is attached hereto.

2. WTAA International, Inc. is the Parent and Tempus, Inc. is the wholly owned subsidiary.

3. No vote of Shareholders is necessary because 100% of the outstanding shares of Tempus, Inc. consisting of 1,230,000 common shares are owned by WTTA International, Inc. and

     a) The corporation, WTAA International, Inc. is the sole survivor and the name of the corporation will be WTAA International, Inc.

     b) The Articles of Incorporation will not differ from Articles of Incorporation prior to merger

     c) Each shareholder of the corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the effective date of the merger.

     d) The voting power of the number of shares outstanding immediately after the merger will not be changed from that existing prior to the merger since no shares are being issued as a result of the merger.

     e) the number of participating shares outstanding immediately after the merger is the same as immediately before the merger and there will be no change in shares.

     f) The Board of Directors of each corporation has adopted a resolution approving the Plan of Merger, which is attached hereto as Exhibit A.

     4. The merger shall be effective on May 13, 2000 or as soon thereafter as the Articles of Merger are filed with the Secretary of State of Florida.

WTTA International, Inc.

by:_____________________
President


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State of ______________________      )
                                     ) ss.
County of ______________________     )

         ON this 13th day of May, 2000, before me, a Notary Public, personally appeared WTAA International, Inc., and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporations as a duly authorized officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ------------------------------
                                            Notary Public

                                            Residing at: ____________________